Exhibit 32

Certification by the Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

        I, A. Jay Meyerson, Chief Executive Officer, and I, Ronald J. Nicolas, Jr., Chief Financial Officer, of Aames Financial Corporation, a Delaware corporation (the "Company"), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Company’s periodic report on Form 10-Q for the quarter ended December 31, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

/s/ A. Jay Meyerson	/s/ Ronald J. Nicolas, Jr.
A. Jay Meyerson	Ronald J. Nicolas, Jr.

February 13, 2004	February 13, 2004